                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 15, 2000 relating to the financial statements of American Superconductor Corporation, which appears in American Superconductor Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2000.



                                           /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts

March 30, 2001